                             SETTLEMENT AGREEMENT


          This Settlement Agreement (Agreement) is made among the Agricultural Energy Consumers Association, the California Department of General Services, the California Farm Bureau Federation, the California Large Energy Consumers Association, the California Manufacturers Association, the Department of the Navy on behalf of the Federal Executive Agencies, the Division of Ratepayer Advocates (DRA) of the California Public Utilities Commission (CPUC), Industrial Users, Pacific Gas and Electric Company (PG&E), and the Attorney General of the State of California, collectively referred to as the "Parties." This Agreement, if approved and adopted by the CPUC, would modify the prices for Diablo Canyon Nuclear Power Plant (Diablo Canyon) power as provided in Paragraphs 3 and 4 of Appendix C and Paragraph 4 of Appendix D of Decision 88-12-083. With the exception of the pricing modifications made herein, Appendices C and D of Decision 88-12-083 remain in full effect.

1. The Parties agree that the prices for Diablo Canyon power shall be reduced in the following manner:

     a) The fixed price portion of the Diablo Canyon price shall remain at the current level of 3.15 cents/kwh.

     b) The escalating price portion of the Diablo Canyon price shall be no greater than:

January 1, 1995    7.85 cents/kwh
January 1, 1996    7.35 cents/kwh
January 1, 1997    6.85 cents/kwh
January 1, 1998    6.35 cents/kwh
January 1, 1999    5.85 cents/kwh

Diablo Canyon Settlement
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

     c) After December 31, 1999, the escalating price portion of the Diablo Canyon price will increase using the same formula specified in D.88-12-083, Appendix D, Paragraph 4.

     d) PG&E may reduce the fixed and/or escalating price portions of the Diablo Canyon price at any time at its sole discretion. Such a reduction of the Diablo Canyon price below the fixed and escalating price ceilings specified in Paragraph 1 above shall be excluded from all reasonableness reviews.

2. The difference between PG&E's revenue requirements under the original Diablo Canyon prices and the new prices specified in this Agreement will be applied to the Energy Cost Adjustment Clause (ECAC) balancing account until the undercollection as of December 31, 1995, is fully amortized.

3. This Agreement resolves all issues relating to the reasonableness of the pricing of Diablo Canyon power raised in DRA's Petition to Modify Decision 93-03-075 in Application Nos. 84-06-014 and 85-08-025, dated August 26,
     1994.

4. The Parties agree that the prices for the period through December 31, 1999, as provided in Paragraphs l.a and l.b, are reasonable and shall be the basis for the recovery of PG&E's ECAC revenue requirements pursuant to the pricing of Diablo Canyon power.

Diablo Canyon Settlement
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

5. The Parties shall jointly request, and use their best efforts to obtain, prompt Commission approval of the Agreement, without change.

6. If the Commission conditions approval of the Agreement on a change, modification, severance, deletion or new term to the Agreement, the Parties agree to promptly negotiate in good faith to achieve a resolution acceptable to all Parties and to promptly seek Commission approval of the resolution so achieved. Failure to resolve such change, modification, severance, deletion or new term to this Agreement to the satisfaction of all Parties shall terminate this Agreement.

7. The Parties agree that nothing contained in this Agreement shall serve as precedent in future proceedings.

8. This Agreement represents the complete understanding and agreement of the Parties with respect to the pricing of Diablo Canyon power as described herein.

9. Pending a final and unappealable order by the CPUC approving and adopting it, this Agreement may be amended or changed only by a written agreement signed by all Parties.


DATED: December 16, 1994 AGRICULTURAL ENERGY CONSUMERS
                --
                          ASSOCIATION


                         By  MICHAEL BOCCADORO
                           ---------------------------
                         Michael Boccadoro

Diablo Canyon Settlement
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

DATED: December 14, 1994 CALIFORNIA DEPARTMENT OF
                --
                          GENERAL SERVICES


                         By  DOUGLAS M. GRANDY
                           ---------------------------
                         Douglas M. Grandy, Chief, Office
                          of Energy Assessment


DATED: December 22, 1994 CALIFORNIA FARM BUREAU FEDERATION
                --


                         By  STEVEN GERINGER
                           ---------------------------
                         Steven Geringer, Attorney


DATED: December 14, 1994 CALIFORNIA LARGE ENERGY
                --
                          CONSUMERS ASSOCIATION


                         By  WILLIAM H. BOOTH
                           ------------------------------
                         William Booth, Attorney


DATED: December 19, 1994 CALIFORNIA MANUFACTURERS
                --
                          ASSOCIATION


                         By  GORDON E. DAVIS
                           ---------------------------
                         Gordon Davis, Attorney


DATED: December 15, 1994 DEPARTMENT OF THE NAVY for
                --
                          FEDERAL EXECUTIVE AGENCIES


                         By  NORMAN FURUTA
                           ---------------------------
                         Norman Furuta, Attorney


DATED: December 14, 1994 DIVISION OF RATEPAYER ADVOCATES
                --


                         By  EDMUND J. TEXEIRA
                           ---------------------------
                         Edmund J. Texeira, Director

Diablo Canyon Settlement
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

DATED: December 15, 1994 INDUSTRIAL USERS
                --

                         By  PHILIP A. STOHR
                             --------------------------
                          for Ronald Liebert, Attorney


DATED: December 16, 1994 DANIEL E. LUNGREN
                --
                         ATTORNEY GENERAL


                         By  MARK J. URBAN
                           ---------------------------
                         Mark J. Urban, Dep. Atty. Gen.


DATED: December 13, 1994 PACIFIC GAS AND ELECTRIC COMPANY
                --


                         By  STANLEY T. SKINNER
                           ---------------------------
                         Stanley T. Skinner, President and
                          Chief Executive Officer

Diablo Canyon Settlement
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